                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                        WARWICK VALLEY TELEPHONE COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                        WARWICK VALLEY TELEPHONE COMPANY
                                 47 MAIN STREET
                            WARWICK, NEW YORK 10990

-------------------------------------------------------------------------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2004
-------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Warwick Valley Telephone Company (the "Company") will be held at 2:00 p.m., local time, on Friday, April 30, 2004 (the "Meeting"), at the Harness Racing Museum, 240 Main Street, Goshen, NY 10924, for the following purposes, which are more fully discussed in the accompanying Proxy Statement:

          I. To fix the number of Directors at nine until the next Annual Meeting of Shareholders and to elect three Class II Directors of the Company; and

          II. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The holders of the Common Shares of the Company of record at the close of business on March 20, 2004 will be entitled to vote on each of the above matters.

PLEASE FILL OUT, SIGN AND RETURN THE WHITE PROXY CARD. If you have any questions, please call our Shareholder Relations Department at 845-986-2236.

IF YOU PLAN TO ATTEND:

PLEASE NOTE THAT ATTENDANCE WILL BE LIMITED TO SHAREHOLDERS. ADMISSION WILL BE ON A FIRST-COME, FIRST-SERVED BASIS. REGISTRATION WILL BEGIN AT 1:00 P.M., AND SEATING WILL BEGIN AT 1:30 P.M. EACH SHAREHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. SHAREHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. PERSONS ENTITLED TO VOTE SHARES HELD BY PARTNERSHIPS, CORPORATIONS, TRUSTS AND OTHER ENTITIES MUST SHOW EVIDENCE OF THAT ENTITLEMENT. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE ANNUAL MEETING.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Herbert Gareiss
                                             -----------------------------------
                                             Herbert Gareiss, Jr., Secretary
                                             April 1, 2004

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                  Page
GENERAL INFORMATION ABOUT VOTING ..............................................................     1

I.   DETERMINATION OF NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS ...........................     2

          Fixing Number of Directors ..........................................................     2

          Election of Class II Directors ......................................................     2

          Information About Directors and Nominees for Election as Directors ..................     3

II.  GOVERNANCE OF THE COMPANY

          Ethics and Values ...................................................................     4

          Board Meetings and Board Committees .................................................     4

          Audit Committee .....................................................................     4

          Audit Fees ..........................................................................     5

          Report of the Audit Committee to Shareholders .......................................     5

          Nominating Committee ................................................................     5

          Governance Committee ................................................................     6

          Compensation Committee ..............................................................     6

          Compensation Committee Interlocks and Insider Participation .........................     6

          Executive Compensation ..............................................................     6

          Report of Compensation Committee With Respect To Executive Compensation .............     7

          Compensation of Directors ...........................................................     7

          Security Ownership of Certain Beneficial Owners and Management ......................     8

          Section 16(a) Beneficial Ownership Reporting Compliance .............................     8

          Management Retirement Plan ..........................................................     8

III. STOCK PRICE PERFORMANCE GRAPH ............................................................     9

IV.  INDEPENDENT AUDITORS .....................................................................    10

V.   OTHER MATTERS WHICH MAY COME BEFORE THE MEETING ..........................................    10

VI.  SHAREHOLDER PROPOSALS ....................................................................    10

APPENDIX A: AUDIT COMMITTEE CHARTER ...........................................................     i

APPENDIX B: NOMINATING COMMITTEE CHARTER ......................................................     v

APPENDIX C: DIRECTIONS TO ANNUAL MEETING SITE .................................................   vii

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                        Warwick Valley Telephone Company
                    47 Main Street, Warwick, New York 10990

                                                                   April 1, 2004

     This Proxy Statement is furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Warwick Valley Telephone Company (the "Company"), to be used at the Annual Meeting of Shareholders of the Company which will be held at 2:00 p.m., local time, on Friday, April 30, 2004, at the Harness Racing Museum, 240 Main Street, Goshen, NY 10924, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the preceding notice of the Annual Meeting of Shareholders. Each properly executed proxy received in time for the Meeting will be voted in the manner set forth herein unless specifically otherwise directed by the shareholder, in which case the applicable proxy will be voted as directed. If an enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time by delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company before the proxy is voted. Participants in the Warwick Valley Telephone Company 401(k) Plan, by completing and returning their respective proxy cards, direct the Trustee for the plan to vote the shares allocated to their 401(k) Plan Account as indicated in those proxy cards at the Meeting of Shareholders or any adjournment thereof.

     At the close of business on March 20, 2004, the record date for the Meeting, the Company had outstanding 5,401,200 Common Shares, $0.01 par value. Only holders of record as of the record date will be entitled to vote on the matters to be considered at the Meeting or any adjournments thereof. Each holder of Common Shares is entitled to one vote on all matters for each Common Share owned of record.

     Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as tellers for the Meeting. The tellers will treat shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and with respect to which the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Meeting but not as votes cast.

     Pursuant to the Company's By-laws, fixing of the number of directors and the election of any director requires an affirmative vote of a plurality, and approval of all other matters, if any, which could come before the Meeting requires a majority of the votes of the Company's Common Shares represented at the Meeting in person or by proxy and entitled to vote and voting on that proposal.

     The Company is sending only one annual report and proxy statement to eligible shareholders who share a single address unless the Company has received instructions to the contrary from any shareholders at that address. This practice, known as "house-holding," is designed to reduce the Company's printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate annual report or proxy statement in the future, he or she may contact Herbert Gareiss, Jr. at Warwick Valley Telephone Company, 47 Main Street, Warwick, New York 10990, (845) 986-8080. The Company hereby undertakes to deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement, as applicable, upon such request. Eligible shareholders of record receiving multiple copies of the Company's annual report and proxy statement can request householding by contacting the Company in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

     The Annual Report to Shareholders for the fiscal year ended December 31, 2003, including financial statements and other matters contained in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K, was mailed together with this Proxy Statement to all shareholders of record. Such report is not part of the proxy soliciting material.

     The Company has retained the services of Morrow & Co., Inc. ("MCO"), an outside proxy solicitation firm. MCO will solicit proxies from brokers, banks, nominees and individual holders of record. The estimated cost of this solicitation is less than $10,000. In addition, proxies may be solicited by officers, directors, and regular employees of the Company by mail, personally, by telephone by fax or by e-mail. The approximate date on which this Proxy Statement and accompanying form(s) of proxy are first being sent to shareholders is April 1, 2004.

I. DETERMINATION OF NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS

                           FIXING NUMBER OF DIRECTORS

     Pursuant to the Company's By-laws, the size of the Company's Board of Directors is fixed at each Annual Meeting of Shareholders until the next Annual Meeting of Shareholders. The Company's Board of Directors recommends a vote in favor of fixing the size of the Board of Directors of the Company at nine until the next Annual Meeting of Shareholders and (unless otherwise instructed therein) the persons named in the enclosed proxy will vote such proxy FOR such proposal.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL BY THE HOLDERS OF THE COMMON SHARES.

                         ELECTION OF CLASS II DIRECTORS

     The Company's By-laws provide that the Board of Directors of the Company shall be divided into three classes of at least three Directors each. Such classes are designated "Class I", "Class II" and "Class III". The Directors in each Class are elected in alternating years for three-year terms. At the Meeting three Directors will be elected to Class II for terms which will last until the 2007 Annual Meeting of Shareholders (and until their respective successors shall have been elected and qualified).

     Unless authority for one or more of the nominees is specifically withheld according to the instructions, the enclosed proxy will be voted FOR the election of each of the three nominees named below to the position of Director.

                               Wisner H. Buckbee
                               Joseph E. DeLuca, M.D.
                               Fred M. Knipp

     All of the above nominees are presently serving as Directors of the Company, and their terms as such expire upon the election of Directors at the Meeting. The Nominating Committee did not receive any nominations for the three available Class II director positions from shareholders and recommended the nominees listed above.

     If any of the nominees shall be unable to serve, proxies will be voted with the discretionary authority for a substitute chosen by the Board of Directors. The Company has no reason to believe that any nominee will be unable to serve.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE THREE NOMINEES NAMED ABOVE AS CLASS II DIRECTORS BY THE HOLDERS OF THE COMMON SHARES.

       INFORMATION ABOUT DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS

Name, Age and Other Position,                      Period Served as Director and
  if any, with the Company                           Past Business Experience

-------------------------------------------------------------------------------
                        NOMINEES FOR CLASS II DIRECTORS
                          (TERMS WILL EXPIRE IN 2007)

Wisner H. Buckbee, 67...............Director since 1991; Chairman of the  Board
  Chairman of the Board               since January 2001; President of Wisner
                                      Farms, Inc., an operating dairy farm,
                                      since before 1998.

Joseph E. DeLuca, M.D., 53..........Director since 1993; Physician, and
                                      President of Vernon Urgent Care Center,
                                      Vernon, N.J., since before 1998; Vice
                                      President of Wodel, LLC, a land
                                      development  and construction company.

Fred M. Knipp, 73...................Director since 1989; President of the
                                      Company from 1988 until retiring in
                                      January 2000; President and Director of
                                      Warwick Valley Mobile Telephone Company,
                                      Inc., Warwick Valley Long Distance
                                      Company, Inc., Warwick Valley Networks,
                                      Inc. and Hometown Online, Inc. from prior to 1998 until retiring in January 2000.

               DIRECTORS WHOSE TERMS DO NOT EXPIRE AT THE MEETING
                           (ELECTED IN 2002 AND 2003)

Rafael Collado, 50 .................Director since 2003 (Class I: current term expires in 2006); Chairman and CEO of
                                      Phacil, Inc., an information technology
                                      company, since 2000; engineer and IT
                                      systems expert, specializing in the
                                      telecommunications and IT industries;
                                      founded, built and sold three companies, Inabox, Bern Associates, Inc. and Sigma Research, from prior to 1998; instrumental in the development of frame relay technology and the introduction of Monofrad technology to companies such as Pacific Bell, US West and GTE; worked closely with the Company in the early stage development of Internet services.

Philip S. Demarest, 67 .............Director since 1964 (Class III: current term expires in 2005); Vice President,
                                      Secretary and Treasurer of the Company at various times until retiring in 1998; Secretary and Director of Warwick Valley Mobile Telephone Company, Inc., Warwick Valley Long Distance Company, Inc., Warwick Valley Networks, Inc. and Hometown Online, Inc. at various times until 1998.

Robert J. DeValentino, 60...........Director since 1998 (Class I: current term expires in 2006); President of Orange
                                      Regional Medical Center Foundation since
                                      2003; President/Executive Director of
                                      Arden Hill/Horton Healthcare Foundations from 2001 to 2003; Executive Director of the Horton Healthcare Foundation from 1998 to 2001; District Manager for Citizens Telecommunications in Middletown, N.Y., prior to 1998.

Herbert Gareiss, Jr., 58 ...........Director since 1998 (Class III: current term
    Vice President                    expires in 2005); Assistant Secretary and
                                      Assistant Treasurer of the Company from
                                      1980 until 1990; Vice President since
                                      1990; Secretary of the Company since
                                      January 2002; Vice President and Director of Warwick Valley Mobile Telephone
                                      Company, Inc., Warwick Valley Long
                                      Distance Company, Inc., Warwick Valley
                                      Networks, Inc. and Hometown Online, Inc.
                                      since before 1998.

Corinna S. Lewis, 65 ...............Director since 1994 (Class III: current term expires in 2005); Retired public relations consultant.

M. Lynn Pike, 57....................Director since 2000 (Class I: current term
    President                         expires in 2006); President of the
                                      Company since January 2000; President
                                      and Director of Warwick Valley Mobile
                                      Telephone Company, Inc., Warwick Valley
                                      Long Distance Company, Inc., Warwick
                                      Valley Networks, Inc. and Hometown Online,
                                      Inc. since 2000; General Manager of
                                      Geneseo Telephone Company and Chief
                                      Operating Officer of Illinois PCS in
                                      Geneseo, Ill., from 1996 until January
                                      2000; Managing Director of United Telecom
                                      International in Budapest, Hungary prior to 1996.

                          II. GOVERNANCE OF THE COMPANY

     WVT's Board of Directors believes that the purpose of corporate governance is to maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board of Directors has adopted and adheres to corporate governance principles which the Board of Directors and senior management believe promote this purpose, are sound and represent best practices. We continually review these corporate governance principles, New York law (the state in which we are incorporated), NASDAQ rules and listing standards and Securities and Exchange Commission (the "SEC") regulations.

ETHICS AND VALUES

     The WVT Code of Ethics, approved by the Board of Directors, is based upon the philosophy that each director and each executive officer will lead by example and foster a culture that emphasizes trust, integrity, honesty, judgment, respect, managerial courage and responsibility. It is expected that each director and each executive officer (in fact, every employee) act ethically at all times and adhere to the policies, as well as the spirit, of the code.

BOARD MEETINGS AND BOARD COMMITTEES

     Currently, the WVT Board of Directors has nine members, seven of whom meet the NASDAQ standard of independence. The following directors serve on one or more of the Company's Committees and are independent within the meaning of the requirements established by statute, SEC regulations and NASDAQ listing requirements. Directors who are not independent do not serve on any of the Committees discussed below.

                        Wisner H. Buckbee        Philip S. Demarest
                        Rafael Collado           Robert J. DeValentino
                        Joseph E. DeLuca, M.D.   Fred M. Knipp
                                   Corinna S. Lewis

     The Board of Directors held twelve regular meetings, six special meetings and one independent directors' meeting during the year ended December 31, 2003. It has standing Audit, Compensation, Nominating and Governance Committees. Each Director attended 75% or more of the meetings of the Board and of the Committees on which he or she served during such year.

     Shareholders wishing to contact the Board of Directors may write to the President, Corporate Secretary or Chairman of the Board at WVT Communications, 47 Main Street, Warwick, New York 10990, if by mail, or at: l.pike@wvtc.com, h.gareiss@wvtc.com, w.buckbee@wvtc.com, respectively, if by e-mail. The Chairman of the Board will review all correspondence received and report all such contacts to the Board of Directors at the first regular meeting following the contact, unless more urgent action seems advisable.

     Members of the Board of Directors are expected to attend all regular meetings and meetings of the committees of which they are members. Directors are expected to make every effort to attend specially called Board of Directors meetings or committee meetings. The Board of Directors recognizes that there may be circumstances, such as illness, where 100% attendance is not possible. The Nominating Committee will review attendance during the re-nomination process. In addition, members of the Board of Directors are expected to attend the Annual Meeting of Shareholders and any special meetings of shareholders.

AUDIT COMMITTEE

     WVT has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. WVT will continue to have such a committee. In 2003, WVT's Audit Committee held nine meetings. Members of the Audit Committee include:

                        Wisner H. Buckbee        Philip S. Demarest
                        Rafael Collado           Robert J. DeValentino
                        Joseph E. DeLuca, M.D.   Fred M. Knipp
                                   Corinna S. Lewis

     The Board of Directors has determined that one member of the Audit Committee, Philip S. Demarest, who like all members of the Committee, is independent within the meaning of Sections 4200(a)(15) and 4350(d)(2) of the NASDAQ Listing Standards, and is an "audit committee financial expert." During Mr. Demarest's 40 year tenure with the Company, he served as Vice President, Treasurer and Chief Financial Officer of the Company.

     The Audit Committee has a formal written charter that it reviews annually. The charter defines the duties and responsibilities of the Committee to include recommending to the Board of Directors the engagement of the Company's independent auditors, approving the plan and scope of the estimated audit and the fee before the audit begins and, following the audit, reviewing the results and the independent auditors' comments on the Company's system of internal accounting controls with the independent auditors, and recommending the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K. The Committee also advises the Board as to the implementation of recommendations which have been made pursuant to suggestions of the independent auditors. A copy of the Audit Committee Charter is found in Appendix A to this Proxy Statement. It is not available on the Company's website.

     The Audit Committee pre-approves all non-audit work performed for WVT by its independent auditors. It considers each item of work individually and in advance of its performance and does not currently have a pre-established set of criteria that could be applied to such work without requiring separate consideration by the Audit Committee. In determining whether to approve a particular item of non-audit work, the Audit Committee considers all ways in which such work could compromise or appear to compromise the independence of WVT's independent auditors.

     In carrying out these functions, the Audit Committee represents the Board in discharging its responsibility of oversight, but the Company's management continue to have responsibilities with respect to the accounting and control functions and financial statement presentation. The Report of the Audit Committee to the Shareholders relating to the year ended December 31, 2003 appears below.

     AUDIT FEES

     For professional services rendered in connection with the audit of the Company's annual financial statements for 2003, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2003, PricewaterhouseCoopers, L.L.P. billed the Company fees in the aggregate amount of $192,000. There were no other fees paid to PricewaterhouseCoopers, L.L.P. The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers, L.L.P.

     Billing for professional services rendered in connection with the review of the Company's quarterly statement for March 31, 2003 on Form 10-Q, billing by Bush & Germain, the Company's previous auditors, was included in 2002 fees. Audit Fees paid to Bush & Germain in 2002 amounted to $36,000.

     TAX FEES

     For professional services rendered in connection with the Company's tax preparation for December 31, 2002, Bush & Germain, the Company's previous auditors, billed the Company $15,000.

     ALL OTHER FEES

     Bush & Germain billed the Company aggregate fees in the amount of $10,000 for professional services rendered in connection with the 2002 Annual Report on Form 11-K of the Company's 401(k) plan.

                  REPORT OF THE AUDIT COMMITTEE TO SHAREHOLDERS

     The following report of the Audit Committee of the Board of Directors (the "Audit Committee") required by the rules of the Securities and Exchange Commission to be included in this proxy statement shall not be deemed incorporated by reference by any statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either such Act.

     The Audit Committee has: (a) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with the Company's management and with PricewaterhouseCoopers, L.L.P., the Company's independent auditors; (b) discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); (c) received and discussed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committee); and (d) has discussed with the Company's independent auditors their independence. Based on such review and other discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                        Wisner H. Buckbee        Philip S. Demarest
                        Rafael Collado           Robert J. DeValentino
                        Joseph E. DeLuca, M.D.   Fred M. Knipp
                                   Corinna S. Lewis

NOMINATING COMMITTEE

     The Nominating Committee held one meeting during 2003. Director Lewis is Chairman of the Committee and Directors Demarest and DeValentino are members. The Nominating Committee Charter directs the Committee to recommend to the Board the names of nominees to be recommended for election or re-election as Directors by the shareholders at the Annual Meeting of Shareholders. In assessing potential directors for the Board of Directors, the Committee looks for candidates who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment. A director candidate should also have demonstrated superior performance or accomplishments in his or her professional undertakings. The Nominating Committee also considers written recommendations for nominees from shareholders and applies the same standards in evaluating these recommendations that it applies in evaluating recommendations from other sources. There are no specific minimum requirements that a director must meet. Qualified shareholders may contact the Secretary of the Company in writing when proposing a nominee. Pursuant to the Company's By-laws and the Nominating Committee Charter, such recommendations by shareholders for the 2005 Annual Meeting of Shareholders must be received, together with any proposed nominee's name, age, business and residence address, principal occupation or employment, class and number of Company shares beneficially owned and other relevant information relating to such pro-posed nominee that is required to be disclosed in solicitations of proxies for election of directors, at the principal executive offices of the Company not later than December 2, 2004. Please note that under the applicable By-law no nomination by a Shareholder at an Annual Meeting is permissible unless it has been received by the Company by the date set forth above. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Appendix B. It is not available on the Company's website.

GOVERNANCE COMMITTEE

     The Governance Committee was formed in December, 2003 and held no meetings during 2003. The Governance Committee Charter, approved by the Board of Directors, directs this Committee to oversee all matters of corporate governance, including the evaluation of the Board of Directors' performance and processes. The Governance Committee consists of:

                        Wisner H. Buckbee        Philip S. Demarest
                        Rafael Collado           Robert J. DeValentino
                        Joseph E. DeLuca, M.D.   Fred M. Knipp
                                   Corinna S. Lewis

COMPENSATION COMMITTEE

     The Compensation Committee held four meetings in 2003. Members of the Compensation Committee include:

                                   Wisner H. Buckbee
                        Rafael Collado           Robert J. DeValentino
                        Philip S. Demarest       Fred M. Knipp
                        Joseph E. DeLuca, M.D.   Corinna S. Lewis

The Committee makes specific salary recommendations to the Board concerning executive officers of the Company and reviews salaries of other management personnel.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee, all of whom are named above, were, during 2003, an officer or employee of the Company or any of its subsidiaries. Mr. Demarest and Mr. Knipp are former officers and employees of the Company, having retired in 1998 and 2000, respectively.

     During 2003, the Company paid $293,597.56 to John W. Sanford & Son, Inc. whose President and Chief Operating Officer is the brother of Corinna S. Lewis, a Director of the Company. These amounts were paid as premiums on various insurance policies maintained by the Company. The portion of these amounts that represents a commission to John W. Sanford & Son, Inc. was less than $200,000. The Company believes that the transactions with John W. Sanford & Son, Inc. are on terms as favorable as those available from unaffiliated third parties.

EXECUTIVE COMPENSATION

     Shown on the table below is information on the compensation for services rendered to the Company in all capacities, for the years ended December 31, 2003, 2002 and 2001, paid by the Company to those persons who were, at the end of the year ended December 31, 2003, the President of the Company and the other four highest paid executive officers of the Company (collectively, the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL COMPENSATION
                                                        ----------------------------------------------
          NAME AND                                                                         OTHER ANNUAL         ALL OTHER
      PRINCIPAL POSITION                     YEAR       GROSS SALARY            BONUS      COMPENSATION*       COMPENSATION
      ------------------                     ----       ------------            -----      -------------       ------------
M. Lynn Pike                                 2003       $    216,365           $ 11,748     $   8,100           $   14,263
President and Director                       2002       $    210,384           $  4,142     $   6,750           $   13,480
                                             2001       $    203,750           $  3,853                         $   12,528

Herbert Gareiss, Jr.                         2003       $    169,448           $  9,046     $   8,100           $   14,502
Vice President and Director                  2002       $    163,434           $  3,238     $   6,750           $   13,930
                                             2001       $    157,231           $  3,026                         $   12,055

Larry D. Drake                               2003       $    167,865           $  7,381                         $   14,695
Vice President                               2002       $    161,884           $  3,209                         $   13,726
                                             2001       $    154,475           $  2,998                         $   12,635

Philip A. Grybas                             2003       $    167,865           $  9,031                         $   11,774
Vice President and                           2002       $    161,884           $  3,209                         $   13,439
Chief Financial Officer, Treasurer           2001       $     63,202                  -                         $    3,830

Brenda A. Schadt                             2003       $    137,760           $  6,298                         $   15,241
Vice President                               2002       $    132,384           $  2,642                         $   11,378
                                             2001       $    125,288           $  2,411                         $   10,569

*Other Annual Compensation is Board of Directors fees.

     REPORT OF COMPENSATION COMMITTEE WITH RESPECT TO EXECUTIVE COMPENSATION

                                                                  April 23, 2003
EXECUTIVE COMPENSATION'S PHILOSOPHY AND POLICY

     The Company believes that a compensation program should offer performance-based compensation to the Company's employees and reward employees whose results enable the Company to achieve its vision. The executive compensation program is designed to measure and enhance executive performance.

     The Company's executive compensation program has two components:

          - Base Salary

          - Annual Bonus

     These components are designed to provide incentives and motivate key executives, including the Named Executives, whose efforts and job performance will enhance the strategic well-being of the Company and maximize value to its shareholders. The program is also structured to attract and retain the highest caliber executives.

     The executive compensation program compensates the individual executive officers based on the Company's consolidated performance and the individual's contribution. The program is designed to be competitive with compensation programs offered by comparable employers.

     Public information concerning salaries paid by companies in the telecommunications and related industries is used to determine what a comparable firm would consider an appropriate performance-based compensation package for its executives. There were no negative Board votes on the recommendation by the Committee for compensation to officers.

BASE SALARY

     The salaries of the Named Executives, including Mr. Pike, were determined based on each Named Executive's performance and an analysis of base salaries paid to executive officers having similar responsibilities in other companies. The level of Mr. Pike's base salary was also based upon a subjective assessment of his individual performance and responsibilities as well as overall corporate performance as measured by actual earnings per share, cash flow and growth of the Company's business. The performance of other Named Executives is measured similarly, but the criteria used to determine their compensation are based more on their individual responsibilities. No relative weights are attributed to any specific measurement factors.

ANNUAL BONUS

     The Company's annual bonus plan is designed to reward all Company employees on the basis of consolidated corporate results during the prior year. Employees, including executive officers, may be entitled to a cash bonus based on the change in consolidated corporate earnings for the current year as compared to the immediate previous year. The amount of the bonus has traditionally been up to one week's salary and is determined each year by the Board of Directors. The Compensation Committee consists of:

                                   Wisner H. Buckbee
                        Rafael Collado           Robert J. DeValentino
                        Philip S. Demarest       Fred M. Knipp
                        Joseph E. DeLuca, M.D.   Corinna S. Lewis

COMPENSATION OF DIRECTORS

     During the year ended December 31, 2003, the Company paid Directors $450 and the chairman $675 per regular, special or independent directors' meeting for their services. During the year ended December 31, 2003 such fees paid aggregated $81,675. Non-employee Board committee members also receive $225 per committee meeting. During the fiscal year ended December 31, 2003, such fees aggregated $19,575. The Company had no other compensation arrangements with non-employee directors during the year ended December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 20, 2004, certain information concerning shares of the Company's capital stock held by: (i) each shareholder known by the Company to own beneficially more than 5% of a class of the Company's outstanding equity securities (including 401(k) shares); (ii) each Director of the Company; (iii) each "Named Executive" (see "Executive Compensation"); and (iv) all Directors and executive officers of the Company as a group.

                                                                                              AMOUNT AND NATURE
           NAME OF                                                                              OF BENEFICIAL       PERCENT
      BENEFICIAL OWNER                       ADDRESS                        TITLE OF CLASS    OWNERSHIP (SHARES)    OF CLASS
      ----------------                       -------                        --------------    ------------------    --------
Julia S. Barry               20 Fairview Ave., Warwick, NY 10990             Common Shares         361,020           6.680%
Julia S. Barry               20 Fairview Ave., Warwick, NY 10990             5% Preferred              142           2.840%
Wisner H. Buckbee            64B Upper Wisner Rd., Warwick, NY 10990         Common Shares          15,342           0.280%
Wisner H. Buckbee            64B Upper Wisner Rd., Warwick, NY 10990         5% Preferred               20           0.400%
Rafael Collado               421 Kings Highway, Warwick, NY 10990            Common Shares              75            .001%
Joseph E.DeLuca,M.D.         5 Stone Ridge Rd., Sussex, NJ 07461             Common Shares           6,000*          0.110%
Philip S. Demarest           10 Crescent Ave., Warwick, NY 10990             Common Shares          26,298           0.490%
Philip S. Demarest           10 Crescent Ave., Warwick, NY 10990             5% Preferred               10           0.200%
Robert J. DeValentino        44 Jackson Ave., Middletown, NY 10940           Common Shares           1,500           0.030%
Larry D. Drake               10 Patriot Way, Glenwood, NJ 07418              Common Shares             606           0.010%
Herbert Gareiss, Jr.         267 Bellvale Lakes Rd, Warwick, NY 10990        Common Shares          41,511*          0.770%
Philip A. Grybas             34 Crystal Farm Rd., Warwick, NY 10990          Common Shares             300           0.006%
Fred M. Knipp                15 Almond Tree Lane, Warwick, NY 10990          Common Shares          13,119*          0.240%
Fred M. Knipp                15 Almond Tree Lane, Warwick, NY 10990          5% Preferred               85           1.700%
Corinna S. Lewis             PO Box 318, Warwick, NY 10990                   Common Shares           7,824           0.140%
Corinna S. Lewis             PO Box 318, Warwick, NY 10990                   5% Preferred               15           0.300%
M. Lynn Pike                 8 Silo Lane, Warwick, NY 10990                  Common Shares           3,357           0.060%
Brenda A. Schadt             164 Bushville Rd., Westtown, NY 10998           Common Shares          18,576           0.340%
Brenda A. Schadt             164 Bushville Rd., Westtown, NY 10998           5% Preferred                5           0.100%
       Total Directors and Executive Officers as a group (12 persons):
       Total Common Shares                134,508        2.49% of the class
       Total 5% Preferred Shares              135        2.70% of the class

------------------------
* Includes shares held by spouse.

     As of March 20, 2004, the only holder of more than 5% of the Company's Common Shares known to the Company was Julia S. Barry, Warwick, New York 10990, who holds 361,020 shares (6.68%).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely and in reliance upon a review of the Forms 3, 4 and 5 submitted to the Company during or with respect to calendar year 2003, copies of reports filed with the Securities and Exchange Commission and written representations that no Forms 5 were required, the Company believes that all such reports were filed on time.

MANAGEMENT RETIREMENT PLAN

     The Company's Management Retirement Plan (the "Plan") covers all management employees over the age of 21 who have completed one year of eligible service. The Plan benefits are fully vested after five years of service. Normal retirement under the plan is at age 60. An employee's accumulated monthly retirement benefit equals either: (1) 2-1/2% times years of service times average monthly earnings (maximum benefit not to exceed the lesser of 25% of average monthly earnings on a monthly basis or $10,800 annually); or (2) 1% times years of service times average monthly earnings. Average monthly earnings for the executive officers currently would be M. Lynn Pike $18,167, Herbert Gareiss, Jr. $14,250, Philip A. Grybas $14,125, Larry D. Drake $14,125, and Brenda Schadt $11,592. Retirement benefits for employees hired prior to December 1, 1985 are determined by using the calculation that results in the highest amount. Retirement benefits for employees hired on or after December 1, 1985 are calculated by using the second method. Four years of benefit service are currently credited to M. Lynn Pike, twenty-three years of benefit service are currently credited to Herbert Gareiss, Jr., five years of benefit service are currently credited to Larry D. Drake, forty-one years of benefit service are currently credited to Brenda A. Schadt, and two years of service are credited to Philip A. Grybas. Average monthly earnings equal the highest average earnings per month during any three consecutive twelve-month periods within the last ten twelve-month periods immediately preceding retirement. The Plan does not provide for any deductions for social security benefits received. If a management participant has compensation over $200,000, any benefits due in excess of this limit would not be payable from the qualified plan but in a non-qualified arrangement.

Annual benefits payable at age 60 to Plan participants are illustrated in the following table:

AVERAGE ANNUAL SALARY
 DURING HIGHEST PAID
  PERIOD OF THREE                                     ANNUAL RETIREMENT BENEFITS
 CONSECUTIVE YEARS                                     YEARS OF BENEFIT SERVICE
 -----------------                                     ------------------------
                             5         10           15            20           30          40           45
                           ------    ------       ------        ------       ------     -------      -------
$130,000                    6,500    13,000       19,500        26,000       39,000      52,000       58,500
$150,000                    7,500    15,000       22,500        30,000       45,000      60,000       67,500
$170,000                    8,500    17,000       25,500        34,000       51,000      68,000       76,500
$190,000                    9,500    19,000       28,500        38,000       57,000      76,000       85,500
$210,000                   10,500    21,000       31,500        42,000       63,000      84,000       94,500
$230,000                   11,500    23,000       34,500        46,000       69,000      92,000      103,500
$250,000                   12,500    25,000       37,500        50,000       75,000     100,000      112,500
$270,000                   13,500    27,000       40,500        54,000       81,000     108,000      121,500

                       III. STOCK PRICE PERFORMANCE GRAPH

     This graph shows, as a percentage, the Company's cumulative total shareholder return, assuming reinvestment of dividends, compared against the Russell 2000, a widely regarded stock market index representing 2000 small cap companies and a peer group consisting of D&E Communications, Inc., Hector Communications, Inc., Hickory Tech Corporation, North Pittsburgh Systems, Inc., NTELOS, Inc. and Shenandoah Telecommunications. A variety of factors may be used in order to assess a corporation's performance. This Stock Price Performance Graph, which reflects the Company's total return against the Russell 2000 and a peer group of telecommunications companies, reflects one such method. The shareholder return values for the Company included in the graph for years ended 1999, 2000, 2001, 2002 and 2003 were established by using the closing price on the last days in December on which the Company's Common Stock traded, which were December 29, 1999, December 26, 2000, December 31, 2001, December 31, 2002 and December 31, 2003.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                   (GROWTH CHART - VALUE OF $100 INVESTMENT)

[LINE CHART]

                            1998        1999        2000         2001        2002         2003
                            ----        ----        ----         ----        ----         ----
- WWVY                     100.00      124.21      111.12       164.86       203.41      266.62
- Peer Group               100.00      136.42      139.07       168.19       136.10      175.50
- Russell 2000             100.00      121.36      117.83       120.93        96.19      141.65

                            IV. INDEPENDENT AUDITORS

     The independent accounting firm of Bush & Germain, P.C. ("B&G") served as the independent auditors of the Company for the fiscal year ended December 31, 2002. B&G withdrew from serving the Company in that capacity with the conclusion of its review of the Company's quarterly statements for March 31, 2003. The report by B&G on the Company's financial statement for the years 2001 and 2002 did not contain any adverse opinion, disclaimer of opinions, or qualifications or modifications as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and B&G regarding accounting principles or practices, financial statement disclosures or auditing scope or procedures. B&G decided that it no longer wished to audit public companies.

     On May 30, 2003, the Company engaged the independent accounting firm of PricewaterhouseCoopers, L.L.P. ("PwC"). PwC audited the financial statements for the year ended December 31, 2003. Representatives of PwC will be present at the Annual Meeting and are expected to be available to respond to appropriate questions. The Company is not requesting its shareholders to ratify PwC's engagement because it is not required by law.

     The Company provided Bush & Germain, P.C. with a copy of the above disclosure; Bush & Germain did not submit any statement in response for inclusion in last year's or this year's proxy.

               V. OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors knows of no other matters which are likely to be brought before the Meeting.

                            VI. SHAREHOLDER PROPOSALS

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with the regulations of the Securities and Exchange Commission. If a shareholder intends to present a proposal at the Company's 2005 Annual Meeting of Shareholders, the proposal must be addressed to the Secretary of the Company, and be received at the principal executive offices at 47 Main Street, Warwick, New York 10990, not later than December 2, 2004 in order to be included in the Company's Proxy Statement and form of proxy relating to such Annual Meeting of Shareholders. This is also the date by which any such proposal must be submitted under the advance notice provisions of the Company's By-laws. Under the rules of the Securities and Exchange Commission, shareholders submitting such proposals are required to have held Common Shares of the Company amounting to at least $2,000 in market value or one percent of the Common Shares outstanding for at least one year prior to the date on which such proposals are submitted. Furthermore, such shareholders must continue to own at least that amount of the Company's Common Shares through the date on which the Annual Meeting of Shareholders is held.

     Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows the Company to exercise discretionary voting authority to vote on matters coming before the Annual Meeting of Shareholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders or the date specified by an advance notice provision in the Company's By-laws. The Bylaws of the Company contain an advance notice provision that requires notice to be received by the Company no less than the date that is 120 days prior to the date in 2005 which corresponds to the date in 2004 on which the Company mailed this Proxy Statement to its shareholders. The date by which shareholders must submit their proposals for the Company's 2005 Annual Meeting of Shareholders for purposes of Rule 14a-4 is December 2, 2004.

                                             BY ORDER OF THE BOARD OF DIRECTORS,

Dated: April 1, 2004                         Herbert Gareiss, Jr., Secretary

                                   APPENDIX A

                        WARWICK VALLEY TELEPHONE COMPANY
                             AUDIT COMMITTEE CHARTER
                                JANUARY 15, 2004

STATUS

     The Audit Committee is a standing committee of the Board of Directors.

MEMBERSHIP

     The Audit Committee shall consist of a minimum of three members, the actual number to be determined and recommended to the Board of Directors each year by the Nominating Committee. Members of the Audit Committee, in the judgment of the Board of Directors, shall be independent in accordance with NASDAQ listing standards applicable to Audit Committee members and any more stringent standards that law or regulation may require or that the Board of Directors shall determine to apply. In particular, members may not accept, other than in their capacities as members of the Board or its committees, or Warwick Valley Telephone's (WVT) subsidiary boards or committees, directly or indirectly, any consulting, advisory or other compensatory fee from WVT or any of its subsidiaries. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with WVT, provided such compensation is not contingent in any way on continued service. Furthermore, members may not be an officer or employee of WVT, directly or indirectly be the beneficial owner of more than 10% of WVT's Common Shares or the shares of any class of voting stock of any of WVT's subsidiaries, or be an executive officer of a company that owns more than 10% of WVT's Common Shares or of the shares of any class of voting stock of any of WVT's subsidiaries, or a director and employee, general partner or managing member of such a company, except that a member of the Audit Committee may be a director of one or more subsidiaries of WVT and serve on committees of the board of any such subsidiary, provided the director receives only ordinary course compensation for such service.

     Each member shall in the judgment of the full Board of Directors have the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. No members of the Audit Committee shall have participated in the preparation of the financial statements of WVT or of any of its subsidiaries at any time during the three years prior to the time of the director's service on the Audit Committee. At least one member of the Audit Committee shall in the judgment of the Board of Directors have the level and type of past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in such member's financial sophistication, as required by NASDAQ listing standards. The Board of Directors shall also determine whether it has at least one member (who may be the same person as the one described above) who satisfies the definition of "audit committee financial expert" set forth in paragraph (h)(2) of Item 401 of Regulation S-K under the Securities Exchange Act of 1934. The Committee shall assure that WVT properly discloses whether or not it has such a person (along with such person's name and whether such person is independent) and if not, why not.

PURPOSE

     The Audit Committee shall, as provided by law, regulation or NASDAQ listing standards, oversee the accounting and financial reporting processes of WVT and the audits of the financial statements of WVT, and in conjunction therewith shall have the responsibility for overseeing the following:

     1. The integrity of the Company's financial statements and internal controls.

     2.   WVT's compliance with legal and regulatory requirements.

     3.   The independent auditor's qualifications and independence.

     4.   The performance of the audit of WVT's financials.

     5. The performance of WVT's internal audit function (if and when established) and the independent auditor. It remains the responsibility of WVT's management and its independent auditors to plan and conduct audits, and to determine that WVT's financial statements are complete, accurate and in accordance with generally accepted accounting principles.

RESPONSIBILITIES

     1. Appoint (subject to ratification by WVT's stockholders, if the Board of Directors so determines), retain and terminate when appropriate, the independent auditor, set the independent auditor's compensation, if the Board of Directors so determines, and generally review the work of the independent auditor, all for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for WVT; pre-approve all audit services to be provided by the independent auditor; receive assurances that the independent auditor has satisfied all requirements relating to the peer review of its system of quality control and the observance of established policies and procedures and applicable auditing standards.

     2. Pre-approve all permitted non-audit services to be performed by the independent auditor and, if experience suggests that establishing such policies would be useful, establish pre-approval policies and procedures for the engagement of the independent auditor to provide permitted non-audit services.

     3.   Receive and review:

               a. a report by the independent auditor describing the independent auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues

               b. other required reports and communications from the independent auditor

     4. At least annually, consider the independence of the independent auditor, including whether the provision by the independent auditor of any service to or relationship with WVT is compatible with the independence or objectivity of such auditor, and obtain and review a report from the independent auditor describing all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1. If that report or any other information suggests that circumstances or relationships may impact the objectivity and independence of the auditors, the Audit Committee shall immediately discuss and resolve such concerns with the auditor.

     5.   Review with the independent auditor:

               a.   the scope and results of the audit

               b. any problems or difficulties that the auditor encountered in the course of the audit work, and management's response, and

               c. any questions, comments or suggestions the auditor may have relating to the internal controls, and accounting practices and procedures, of the Company or its subsidiaries.

     6. If and when an internal audit function is established, select WVT's internal auditors and supervise their activities. Review, at least annually, the scope and results of the internal audit, including the current and future programs of the Company's internal audit program and any significant matters contained in reports from internal auditors. Report such finding to the full Board of Directors.

     7.   Review with the independent auditor and Company Management:

               a. Results of any Sarbanes-Oxley 404 attestation report regarding the adequacy and effectiveness of internal controls over financial reporting (including any significant deficiencies and material weaknesses in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries,

               b. Internal control observations resulting from the financial statement audit, and

               c. Current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

     8. Review with management and the independent auditor the annual and quarterly financial statements of the Company, including:

               a. the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations"

               b. any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission, and

               c. the items required by Statement of Auditing Standards 61 as in effect at the time in the case of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

     9. Resolve promptly any disagreements between the Company's management and the independent auditor regarding any aspect of financial reporting.

     10. Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters, as well as for the confidential, anonymous submission by employees of WVT or its subsidiaries of concerns regarding questionable accounting or auditing matters.

     11. Conduct an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of this charter.

     12. Otherwise oversee the accounting and reporting process and the audits of the financial statements of WVT and take any other appropriate action in connection with overseeing the independence of the outside audit.

     13. Review where appropriate, all proposed related party transactions (as defined in Item 404 of Regulations S-K) on an ongoing basis to determine whether potential or actual conflicts of interest exist and either approve, terminate or restructure such transactions.

AUTHORITY

     The Audit Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

MEETINGS

         The Audit Committee shall meet at least quarterly and at such other times as it deems necessary to fulfill its responsibilities. The Audit Committee shall periodically meet separately with management, the internal auditors, if any, and the independent auditor. The Audit Committee shall report regularly to the Board of Directors with respect to its activities and make recommendations to the Board of Directors as appropriate.

FUNDING

     The Audit Committee shall have the authority to determine the funding necessary for the following purposes, and to receive such amounts from WVT:

     1. Compensating any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for WVT;

     2. Compensating any independent counsel and other advisers employed by the Audit Committee; and

     3. Defraying administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

REPORT

     The Audit Committee shall prepare each year for inclusion in the Company's annual proxy statement relating to the election of directors such report regarding its activities and recommendations as may from time to time be required by law, regulation or listing provision.

CONFIDENTIAL COMMUNICATIONS

     The Audit Committee will maintain a Post Office Box that is accessible only by the Audit Committee Chair or his/her designee. The purpose of this Post Office Box is to receive confidential communications from employees regarding questionable accounting procedures, internal accounting controls, any other auditing matter or any questionable corporate matter.

                                   APPENDIX B

                        WARWICK VALLEY TELEPHONE COMPANY
                          NOMINATING COMMITTEE CHARTER
                                JANUARY 15, 2004

PURPOSE:

     The Board of Directors has established a Nominating Committee whose purpose is to seek and nominate qualified candidates for election or appointment to WVT's Board of Directors and to name the chairmen of the Company's committees for the next year.

MEMBERSHIP:

     The Nominating Committee will consist of a minimum of three members of the Board of Directors, to be appointed each year at the annual reorganization meeting by the Chairman of the Board. All members of the Nominating Committee shall be independent directors pursuant to the standards described in WVT's Principles of Corporate Governance.

CANDIDATE NOMINATION & APPOINTMENT REQUIREMENTS:

     The Nominating Committee believes that it is in the best interest of the Company and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee also believes that the Board of Directors should be comprised of a group of individuals with diverse backgrounds. The Nominating Committee will seek candidates for election or appointment until elected that, at minimum, possess the highest standards of integrity, leadership skills, competency, the ability to exercise ethical and independent judgments and any additional qualities which the Board of Director's believes are required to direct and oversee the Company's management in the best interests of its shareholders, customers, employees, communities it serves and other affected parties.

     A candidate must be willing to regularly attend Nominating Committee and Board of Director's meetings, the Annual Meeting of Shareholders and any special meeting of shareholders. A candidate must also be willing to participate in Board of Director's development programs, to develop a strong understanding of the Company, its businesses and its requirements, to contribute his or her time and knowledge to the Company and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of all governance concepts and the legal duties of a director of a public company.

RESPONSIBILITIES:

     The Nominating Committee is responsible for developing a pool of potential directorial candidates for consideration when vacancies occur on the Board of Directors. Potential candidates include nominees recommended by shareholders qualified to do so by regulation or by the advance notice provisions stated in the Company's By-laws. Qualified shareholders may contact the Nominating Committee Chairman, the Chairman of the Board of Directors, or the Corporate Secretary in writing when proposing a nominee. This correspondence should include a detailed description of the proposed nominee's qualifications and a method to contact that nominee if the Nominating Committee so chooses. All shareholder nominee candidates will be forwarded to the Chairman of the Nominating Committee for consideration.

SELECTION PROCESS:

     1. Names of candidates for election to the Board of Directors will be solicited by the Nominating Committee from sources deemed reasonable by the Nominating Committee. Candidates suggested by qualified shareholders will be considered as described in "Responsibilities" above. At the sole discretion of the Nominating Committee, a third party consultant may be engaged at an appropriate fee, to help identify and evaluate candidates for membership to the Board of Directors.

     2. Candidates viewed by the Nominating Committee as potentially qualified will be contacted to determine interest in being considered to serve on the Board of Directors.

     3. Interested candidates will be interviewed and qualifications established.

     4.   Qualified candidates will be placed in order of preference.

     5. Candidates will be contacted in order of preference. If interest continues, the candidate will be re-interviewed and a final decision will be made by the Nominating Committee.

     6. If successful, the Nominating Committee will make a formal recommendation to the Board of Directors.

     7. If approved, the Board of Directors will instruct the Corporate Secretary to include the candidate's name in the Company's Notice of the Annual Meeting of Shareholders at the appropriate time.

     8. The Corporate Secretary will begin the candidate orientation process at the appropriate time.

MEETINGS AND REPORTS:

     Meetings of the Nominating Committee will be held at the discretion of the Chairman of the Nominating Committee as many times as necessary to select a qualified candidate or candidates for election to the Board of Directors. The Nominating Committee shall provide the Board of Directors with a report of the Committee's activities and proceedings, as appropriate. The Nominating Committee will maintain written minutes of its meetings, which will be filed with the minutes of the meetings of the Board of Directors.

     Finally, every year, the Nominating Committee will discuss with the Board of Directors an assessment of the performance of nominees being proposed for election or re-election as director.

                                   APPENDIX C

                        DIRECTIONS TO ANNUAL MEETING SITE

                 WARWICK VALLEY TELEPHONE COMPANY ANNUAL MEETING
                                 APRIL 30, 2004
                                    2:00 P.M.

                                   DIRECTIONS
                        THE HARNESS MUSEUM & HALL OF FAME

                                 FROM THE NORTH
         NYS Thruway (Route 87S) to Route 84W to Route 17E to Exit 124;
                           bear right onto Route 207.
           Museum is 1/4 mile past second traffic light on the right.

                               FROM THE NORTHWEST
                Route 17E to Exit 124; bear right onto Route 207.
         Museum is 1/4 mile past the second traffic light on the right.

                                  FROM THE WEST
    Route 84E to Exit 4E (Route 17E) to Exit 124; bear right onto Route 207.
         Museum is 1/4 mile past the second traffic light on the right.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                        WARWICK VALLEY TELEPHONE COMPANY

                                 APRIL 30, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                        OF ALL NOMINEES FOR DIRECTOR AND
           "FOR" THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE                                      [X]

                                                                                            FOR AGAINST ABSTAIN
1. THE BOARD OF DIRECTORS HAS                       2. PROPOSAL TO FIX THE NUMBER OF        [ ]   [ ]     [ ]
   NOMINATED THE PERSONS LISTED                        DIRECTORS AT NINE UNTIL THE
   BELOW TO SERVE AS DIRECTORS                         NEXT ANNUAL MEETING OF SHAREHOLDERS.
   UNTIL 2007:

             NOMINEES:

[ ] FOR ALL NOMINEES   ( ) Wisner H. Buckbee        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
                       ( ) Joseph E. DeLuca, M.D.   UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
[ ] WITHHOLD AUTHORITY ( ) Fred M. Knipp            THE ANNUAL  MEETING OF SHAREHOLDERS.
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)                                    THIS PROXY REVOKES ALL PRIOR PROXIES.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (x)

To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please      [ ]
note that changes to the registered name(s)
on the account may not be submitted via this         PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. [ ]
method.

Signature of Shareholder _______________ Date: _______ Signature of Shareholder _____________ Date:________

 NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        WARWICK VALLEY TELEPHONE COMPANY
                        47 MAIN STREET, WARWICK, NY 10990
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints HERBERT GAREISS, Jr. and COLLEEN SHANNON, and each of them, proxies for the undersigned, with full power of substitution, to vote all of the Common Shares, par value $0.01, of WARWICK VALLEY TELEPHONE COMPANY owned by the undersigned at the Annual Meeting of Shareholders of Warwick Valley Telephone Company to be held at The Harness Racing Museum, 240 Main Street, Goshen, New York 10924 on April 30, 2004 at 2:00 p.m., local time, and at any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD ACCORDING TO THE INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF FIXING THE NUMBER OF DIRECTORS AT NINE. THE UNDERSIGNED ACKNOWLEDGES RECEIPT WITH THIS PROXY OF A COPY OF THE NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT DATED APRIL 1, 2004, DESCRIBING MORE FULLY THE NOMINEES NAMED HEREIN.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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